UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2011

 DNB FINANCIAL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-34242	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01. Entry into a Material Definitive Agreement.

At a special meeting on December 12, 2011, the Benefits and Compensation Committee (the “Committee”) of the Board of Directors of DNB Financial Corporation (the “Registrant”) approved the granting of non-statutory stock option awards effective December 12, 2011, under the DNB Financial Corporation 1995 Stock Option Plan, as amended and restated effective April 27, 2004, for the following members of the Registrant’s Board of Directors:

Name	Title	Shares of Common Stock Underlying Option

Mildred C. Joyner	Director	2,100
Gerard F. Griesser	Director	2,100
James J. Koegel	Director	2,100
James H. Thornton	Director	2,100
Thomas A. Fillippo	Director	2,100

Pursuant to the terms of the stock option award agreements between the Registrant and the Grantee, the options have a 7 year term, and the Grantee shall first be entitled to exercise the options on a date (the “Vesting Date”) that shall be the earlier of the third (3rd ) anniversary of the Grant Date, the date of Grantee’s death, his or her termination of service as a member of the Board of Directors on account of disability, the date on which a change in control of the Company occurs, or the date as of which the Grantee attains the normal mandatory retirement age for Directors as currently prescribed by the Holding Company’s Bylaws, and without regard to any exceptions to such normal mandatory retirement age. If Grantee’s service as a member of the Board of Directors terminates for any reason prior to the Vesting Date, the Agreement shall automatically terminate, the Grantee shall forfeit all rights hereunder, and no shares of common stock or other consideration shall be transferred to Grantee pursuant to the Agreement. The Grantee is subject to a two year holding period following exercise, but is permitted to sell shares to pay taxes. The Grantee is also restricted from exercising the options until the market value of the outstanding common shares of the Registrant reaches 110% of the grant price. The exercise price of $10.31 is equal to the market value of the plan shares on the date the options were granted.  For purposes of determining "market value", DNB looked at the consolidated closing bid price as of 4:00 PM, eastern time for the trading day immediately preceding December 12, 2011. The agreement is in the form shown in Exhibit 99.1, which is incorporated herein by reference as if set forth in full. To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

 Item 5.02.  Compensatory Arrangements of Certain Officers.

At a special meeting on December 12, 2011 the Benefits and Compensation Committee (the “Committee”) of the Board of Directors of DNB Financial Corporation (the “Registrant”) approved a Restricted Stock Award effective December 12, 2011, under the DNB Financial Corporation Incentive Equity and Deferred Compensation Plan, of 15,000 shares for William S. Latoff, Chairman and Chief Executive Officer.

Pursuant to the terms of  Restricted Stock Award Agreement between the Registrant and the grantee, Grantee shall first be entitled to the Award Shares on a date (the “Vesting Date”) that shall be the earlier of the fourth (4th ) anniversary of the Grant Date, the date of Grantee’s death, Grantee’s termination of employment on account of disability, the date on which a change in control of the Company first occurs, or the later of the second (2nd ) anniversary of the Grant Date, provided he has continued to perform substantial services for the Company through that date, or the date on which Grantee attains age sixty-five (65), subject to such further terms and conditions of the Plan as may be applicable.  If Grantee’s employment terminates for any reason prior to the Vesting Date, this Agreement shall automatically terminate, the Grantee shall forfeit all rights hereunder, and no shares of common stock or other consideration shall be transferred to Grantee pursuant to this Agreement.

The award agreements further provide that, upon vesting and issuance of the plan shares, the grantee may elect to pay withholding taxes on the award in cash or by electing to apply some of the awarded shares at their fair market value, or both. The Grantee is also not permitted to sell, assign, pledge gift, encumber or otherwise dispose of any of the transferred shares for one (1) year from the vesting date. The agreement is in the form shown in Exhibit 99.2, which is incorporated herein by reference as if set forth in full. To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

On December 12, 2011 the Committee approved the granting of non-statutory stock option awards effective December 12, 2011, under the 1995 Stock Option Plan of DNB Financial Corporation, as amended and restated effective April 27, 2004, for the following members of the Registrant’s executive management:

Name	Title	Shares of Common Stock Underlying Option

William J. Hieb	President & Chief Risk & Credit Officer	8,600
Albert J. Melfi	EVP & Senior Loan Officer	5,500
Gerald F. Sopp	EVP & CFO	5,500
Bruce E. Moroney	EVP & CAO	3,000

Pursuant to the terms of the stock option award agreements between the Registrant and the Grantee, the options have a 7-year term, and the Grantee shall first be entitled to exercise the options on a date (the “Vesting Date”) that shall be the earlier of the third (3rd ) anniversary of the Grant Date, the date of Grantee’s death, Grantee’s termination of employment on account of disability, the date on which a change in control of the Company first occurs, or the date of the Grantee’s retirement if retirement is at or after the normal retirement age of 65. If Grantee’s employment terminates for any reason prior to the Vesting Date, this Agreement shall automatically terminate, the Grantee shall forfeit all rights hereunder, and no options or other consideration shall be issued to the Grantee pursuant to this Agreement. The Grantee is subject to a two-year holding period at the time of exercise, but is permitted to sell shares to pay withholding taxes. The Grantee is also restricted from exercising the options until the market value of the outstanding common shares of the Registrant reaches 110% of the exercise price. The exercise price of $10.31 is equal to the market value of the plan shares on the date the options were granted.  For purposes of determining "market value", DNB looked at the consolidated closing bid price as of 4:00 PM, eastern time for the trading day immediately preceding December 12, 2011.  The agreement is in the form shown in Exhibit 99.3, which is incorporated herein by reference as if set forth in full. To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are furnished herewith:

99.1 Stock option agreement between Registrant and members of the Board of Directors
99.2 Restricted Stock Agreement between Registrant and William S. Latoff
99.3 Stock option agreement between Registrant and Certain Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB Financial Corporation

December 16, 2011	By: /s/ Gerald F. Sopp
Name: Gerald F. Sopp
Title: Chief Financial Officer and Executive VP

EXHIBIT INDEX

99.1 Stock option agreement between Registrant and members of the Board of Directors
99.2 Restricted Stock Agreement between Registrant and William S. Latoff
99.3 Stock option agreement between Registrant and Certain Officers